EXHIBIT 3.1 AMENDED 10/24/1401/24/2019 AMENDED AND RESTATED BYLAWS OF LITTELFUSE, INC.

TABLE OF CONTENTS

SECTION | HEADING | PAGE

Article I Offices 1
Section 1. Registered Office 1
Section 2. Other Offices 1

Article II Stockholders 1
Section 1. Annual Meeting 1
Section 2. Special Meeting 1
Section 3. Place of Meeting 1
Section 4. Notice of Meeting 1
Section 5. Quorum and Adjournment 2
Section 6. Proxies and Electronic Voting 2
Section 7. Notice of Stockholder Business and Nominations 2
Section 8. Inclusion of Stockholder Director Nominations in the Corporation's Proxy Materials 5
Section ~~8~~9. Procedure for Election of Directors; Required Vote 14
Section ~~9~~10. Inspectors of Election; Opening and Closing the Polls 15
Section ~~10~~11. Record Date for Action by Written Consent 15
Section ~~11~~12. Inspectors of Written Consent 16
Section ~~12~~13. Effectiveness of Written Consent 16

Article III Directors 16
Section 1. Management 16
Section 2. Number; Election 16
Section 3. Change in Number 17
Section 4. Removal 17
Section 5. Vacancies and Newly Created Directorships 17
Section 6. Election of Directors; Cumulative Voting Prohibited 17
Section 7. Place of Meetings 17
Section 8. First Meetings 17
Section 9. Regular Meetings 17
Section 10. Special Meetings 18
Section 11. Quorum 18
Section 12. Action Without Meeting; Telephone Meetings 18
Section 13. Chairman of the Board 18
Section 14. Compensation 18

Article IV Committees 19
Section 1. Designation 19
Section 2. Number; Qualification; Term 19
Section 3. Authority 19
Section 4. Committee Changes; Removal 19
Section 5. Alternate Members of Committees 19
Section 6. Regular Meetings 19

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Section 7.  Special Meetings ..............................................................................................19  Section 8.  Quorum; Majority Vote ...................................................................................19  Section 9.  Minutes ............................................................................................................20  Section 10.  Compensation ..................................................................................................20  Section 11.  Responsibility ..................................................................................................20  Article V Notices ...........................................................................................................................20  Section 1.  Method .............................................................................................................20  Section 2.  Waiver ..............................................................................................................21  Section 3.  Exception to Notice Requirement ....................................................................21  Article VI Officers .........................................................................................................................21  Section 1.  Officers ............................................................................................................21  Section 2.  Election ............................................................................................................21  Section 3.  Compensation ..................................................................................................21  Section 4.  Removal and Vacancies ...................................................................................21  Section 5.  President ...........................................................................................................22  Section 6.  Vice Presidents .................................................................................................22  Section 7.  Secretary ..........................................................................................................22  Section 8.  Assistant Secretaries ........................................................................................22  Section 9.  Treasurer ..........................................................................................................22  Section 10.  Assistant Treasurers .........................................................................................23  Article VII Capital Stock ...............................................................................................................23  Section 1.  Shares of Stock ................................................................................................23  Section 2.  Legends ............................................................................................................23  Section 3.  Lost Certificates ...............................................................................................24  Section 4.  Transfer of Shares ............................................................................................24  Section 5.  Registered Stockholders ...................................................................................24  Article VIII General Provisions .....................................................................................................24  Section 1.  Dividends .........................................................................................................24  Section 2.  Reserves ...........................................................................................................24  Section 3.  Checks ..............................................................................................................25  Section 4.  Fiscal Year .......................................................................................................25  Section 5.  Seal ...................................................................................................................25  Section 6.  Indemnification ................................................................................................25  Section 7.  Transactions with Directors and Officers ........................................................25  Section 8.  Amendments ....................................................................................................25  Section 9.  Table of Contents; Headings ............................................................................26  -ii-

AMENDED AND RESTATED BYLAWS of Littelfuse, Inc. (the “Corporation”) Article I OFFICES Section 1. Registered Office. The registered office of the Corporation shall be at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require. Article II STOCKHOLDERS Section 1. Annual Meeting. An annual meeting of the stockholders of the Corporation shall be held each calendar year on such date and at such place and time as may be fixed by resolution of the Board of Directors. Section 2. Special Meeting. Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation (“Preferred Stock”) with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the “Whole Board”). Section 3. Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors or the Chairman of the Board. If no designation is so made, the place of meeting shall be the principal office of the Corporation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that any such annual meeting shall not be held at any designated place, but may instead be held solely by means of remote communication. Section 4. Notice of Meeting. Written or printed notice, stating the place, if any, day and hour of any annual meeting or special meeting of the stockholders and the purpose or purposes for which the meeting is called, shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present or if notice is waived by those not present in accordance with Section 2 of Article V of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Section 5. Quorum and Adjournment. Except as otherwise provided by the Certificate of Incorporation, the holders of a majority of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Board of Directors may, in its sole discretion, adopt guidelines and procedures so that stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Section 6. Proxies and Electronic Voting. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware) by the stockholder, or by such stockholder’s duly authorized attorney in fact. The Board of Directors may, in its sole discretion, adopt guidelines and procedures so that stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation. Section 7. Notice of Stockholder Business and Nominations. (A) Annual Meeting of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or, (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 7(A) who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 7(A). -2-

or (d) in the case of nominations, by any stockholder or group of stockholders of the Corporation meeting the eligibility requirements and complying with the notice procedures and other requirements set forth in Section 8 of this Article II. (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 7(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting to which such stockholder’s notice relates is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. (3) Notwithstanding anything in the second sentence of Section 7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 7(A)(1)(c) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. -3-

(B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 7(B), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 7(B). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above. (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 7 and Section 8 of this Article II shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. and Section 8 of this Article II, as applicable. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 and Section 8 of this Article II, as applicable, and, if any proposed nomination or business is not in compliance with this Section 7, and Section 8 of this Article II, as applicable, to declare that such defective proposal or nomination shall be disregarded. (2) For purposes of this Section 7, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. (3) Notwithstanding the foregoing provisions of this Section 7, or the provision of Section 8 of this Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 7. or Section 8 of this Article II. Nothing in this Section 7 or Section 8 of this Article II shall be deemed to affect any -4-

rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors under specified circumstances. Section 8. Inclusion of Stockholder Director Nominations in the Corporation’s Proxy Materials. (A) Subject to the terms and conditions set forth in these Bylaws, the Corporation shall include in its proxy statement for annual meetings of stockholders that occur after the 2019 annual meeting the name, together with the Required Information (as defined below), of qualifying person(s) nominated for election (each a “Stockholder Nominee”) to the Board of Directors by a stockholder or group of stockholders that satisfy the requirements of this Section 8, including person(s) qualifying as an Eligible Stockholder (as defined in subsection (E) below) and that expressly elects at the time of providing the written notice required by this Section 8 (a “Proxy Access Notice”) to have its nominee included in the Corporation’s proxy materials pursuant to this Section 8. For the purposes of this Section 8: (1) “Constituent Holder” shall mean any stockholder, fund included within a Qualifying Fund (as defined in subsection (E) below) or beneficial holder whose stock ownership is counted for the purpose of qualifying as holding the Proxy Access Request Required Shares (as defined in subsection (E) below) or qualifying as an Eligible Stockholder (as defined in subsection (E) below); (2) “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership; and (3) a stockholder (including any Constituent Holder) shall be deemed to “own” only those outstanding shares of Voting Stock as to which the stockholder (or such Constituent Holder) itself possesses both (a) the full voting and investment rights pertaining to the shares and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with the foregoing clauses (a) and (b) shall be deemed not to include (and to the extent any of the following arrangements have been entered into by affiliates of the stockholder (or of any Constituent Holder), shall be reduced by) any shares (x) sold by such stockholder or Constituent Holder (or any of either’s affiliates) in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such stockholder or Constituent Holder (or any of either’s affiliates) for any purposes or purchased by such stockholder or Constituent Holder (or any of either’s affiliates) pursuant to an agreement to resell, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or Constituent Holder (or any of either’s affiliates), whether any such instrument or agreement is to be settled with shares, cash or other consideration, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, -5-

the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, such stockholder’s or Constituent Holder’s (or either’s affiliates’) full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or Constituent Holder (or either’s affiliates). For purposes of this Section 8, a stockholder (including any Constituent Holder) shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder itself (or such Constituent Holder itself) retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. For purposes of this Section 8, a stockholder’s (including any Constituent Holder’s) ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares so long as such stockholder retains the power to recall such shares on no greater than 5 business days’ notice or has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement so long as such delegation is revocable at any time by the stockholder; provided, that in the case of loaned shares, such shares are recalled either (i) no later than the final date when a Proxy Access Notice pursuant to this Section 8 may be timely delivered to the Secretary or (ii) upon the request of the Corporation following the Corporation’s indication to the Eligible Stockholder that its nominee(s) will be included in the Corporation’s proxy statement subject to the terms herein; provided that, in either such case where the shares are recalled in accordance with the foregoing, such shares remain recalled (and otherwise “owned” as defined herein) through the annual meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. (B) For purposes of this Section 8, the “Required Information” that the Corporation will include in its proxy statement is (1) the information concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act; and (2) if the Eligible Stockholder so elects, a Statement (as defined in subsection (G) below). The Corporation shall also include the name of the Stockholder Nominee in its proxy card. For the avoidance of doubt, and any other provision of these Bylaws notwithstanding, the Corporation may in its sole discretion solicit against, and include in the proxy statement (and other proxy materials) its own statement(s) or other information relating to, any Eligible Stockholder and/or Stockholder Nominee, including any information provided to the Corporation with respect to the foregoing. (C) To be timely, a stockholder’s Proxy Access Notice must be received by the Secretary at the principal executive offices of the Corporation no later than 120 days prior to the anniversary of the mailing of the Corporation’s proxy statement for the immediately preceding year. Neither an adjournment nor a postponement of an annual meeting (or an announcement thereof) shall begin a new time period for delivering a Proxy Access Notice. (D) The maximum number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the -6-

Corporation’s proxy materials pursuant to this Section 8 but are either subsequently withdrawn or that the Board of Directors decides to nominate as the Board of Directors’ nominees or otherwise appoint to the Board of Directors) appearing in the Corporation’s proxy materials pursuant to this Section 8 with respect to an annual meeting of stockholders shall not exceed the greater of (x) two (2) and (y) the largest whole number that does not exceed twenty percent (20%) of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in this Section 8 (such greater number, the “Permitted Number”); provided, however, that the Permitted Number shall be reduced by: (1) the number of such director candidates for which the Corporation shall have received one or more stockholder notices nominating director candidates pursuant to Section 7(A)(1)(c) of this Article II, but only to the extent the Permitted Number after such reduction with respect to this clause (1) equals or exceeds one (1); (2) the number of directors in office or director candidates that in either case were elected or appointed to the Board of Directors or will be included in the Corporation’s proxy materials with respect to such annual meeting as an unopposed (by the Corporation) nominee pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of Voting Stock, by such stockholder or group of stockholders, from the Corporation), other than any such director referred to in this clause (2) who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms, but only to the extent the Permitted Number after such reduction with respect to this clause (2) equals or exceeds one (1); and (3) the number of directors in office for whom access to the Corporation’s proxy materials was previously provided pursuant to this Section 8, other than any such director referred to in this clause (3) who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms; provided, further, that in the event the Board of Directors resolves to reduce the size of the Board of Directors effective on or prior to the date of the annual meeting, the Permitted Number shall be calculated based on the number of directors in office as so reduced. An Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy statement pursuant to this Section 8 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement and include such specified rank in its Proxy Access Notice. If the number of Stockholder Nominees pursuant to this Section 8 for an annual meeting of stockholders exceeds the Permitted Number, then the highest ranking qualifying Stockholder Nominee from each Eligible Stockholder will be selected by the Corporation for inclusion in the proxy statement until the Permitted Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Eligible Stockholder’s Proxy Access Notice. If the Permitted Number is not reached after the highest ranking Stockholder Nominee -7-

from each Eligible Stockholder has been selected, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. (E) An “Eligible Stockholder” is one or more stockholders of record who own and have owned, or are acting on behalf of one or more beneficial owners who own and have owned (in each case as defined above), in each case continuously for at least three (3) years as of both the date that the Proxy Access Notice is received by the Corporation pursuant to this Section 8, and as of the record date for the determination of stockholders entitled to notice and to vote at the annual meeting, at least three percent (3%) of the aggregate voting power of the Voting Stock as of the most recent date prior to the submission of the Proxy Access Notice for which such amount is given in any filing by the corporation with the Securities and Exchange Commission (the “Proxy Access Request Required Shares”), and who continue to own the Proxy Access Request Required Shares at all times between the date such Proxy Access Notice is received by the Corporation and the date of the applicable annual meeting, provided that the aggregate number of stockholders, and, if and to the extent that a stockholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purpose of satisfying the foregoing ownership requirement shall not exceed twenty (20). Two or more funds that are part of the same family of funds by virtue of being under common management and investment control, under common management and sponsored primarily by the same employer or a “group of investment companies” (as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended) (a “Qualifying Fund”) shall be treated as one stockholder for the purpose of determining the aggregate number of stockholders in this subsection (E), provided that each fund included within a Qualifying Fund otherwise meets the requirements set forth in this Section 8. No shares may be attributed to more than one group constituting an Eligible Stockholder under this Section 8 (and, for the avoidance of doubt, no stockholder may be a member of more than one group constituting an Eligible Stockholder). A record holder acting on behalf of one or more beneficial owners will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this subsection (E), for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder’s holdings. For the avoidance of doubt, Proxy Access Request Required Shares will qualify as such if and only if the beneficial owner of such shares as of the date of the Proxy Access Notice has itself individually beneficially owned such shares continuously for the three-year period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met). (F) No later than the final date when a Proxy Access Notice pursuant to this Section 8 may be timely delivered to the Secretary, an Eligible Stockholder (including each Constituent Holder) must provide the information required by Section 7(A)(2) of this Article II to the Secretary and also provide the following information in writing to the Secretary: -8-

(1) with respect to each Constituent Holder, the name and address of, and number of shares of Voting Stock owned by, such person; (2) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year (3 year) holding period) verifying that, as of a date within seven (7) calendar days prior to the date the Proxy Access Notice is delivered to the Corporation, such person owns, and has owned continuously for the preceding three (3) years, the Proxy Access Request Required Shares, and such person’s agreement to provide: (a) within ten (10) days after (x) the record date for the annual meeting (if, prior to the record date, the Company (1) has made a public announcement of such record date or (2) delivered a written notice of the record date (including by electronic mail) to the Eligible Stockholder) or (y) the date on which the Company delivered to the Eligible Stockholder written notice (including by electronic mail) of the record date (if such notice is provided after the record date , written statements from the record holder and intermediaries verifying such person’s continuous ownership of the Proxy Access Request Required Shares through the record date, together with any additional information reasonably requested to verify such person’s ownership of the Proxy Access Request Required Shares; and (b) immediate notice if the Eligible Stockholder ceases to own any of the Proxy Access Request Required Shares prior to the date of the applicable annual meeting of stockholders; (3) any information relating to such Eligible Stockholder (including any Constituent Holder) and their respective affiliates or associates or others acting in concert therewith, and any information relating to such Eligible Stockholder’s Stockholder Nominee(s), in each case that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for the election of such Stockholder Nominee(s) in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among the Eligible Stockholder (including any Constituent Holder) and its or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each of such Eligible Stockholder’s Stockholder Nominee(s), and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Eligible Stockholder (including any Constituent Holder), or any affiliate or associate thereof or person acting in concert therewith, were the -9-

“registrant” for purposes of such rule and the Stockholder Nominee were a director or executive officer of such registrant; (5) a representation that such person: (a) acquired the Proxy Access Request Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not have any such intent; (b) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 8; (c) has not engaged and will not engage in, and has not been and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the Corporation in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors; (d) will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation; and (e) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and will otherwise comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Section 8; (6) in the case of a nomination by a group of stockholders that together is such an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and (7) an undertaking that such person agrees to: (a) assume all liability stemming from, and indemnify and hold harmless the Corporation and its affiliates and each of its and their directors, officers, and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or its affiliates or any of its or their directors, officers or employees arising out of any legal or regulatory violation arising out of -10-

the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder (including such person) provided to the Corporation in connection with the nomination of the Stockholder Nominee(s) or its efforts to elect such person(s) to the Board of Directors; (b) promptly provide to the Corporation such other information as the Corporation may reasonably request; and (c) file with the Securities and Exchange Commission any solicitation by the Eligible Stockholder of stockholders of the Corporation relating to the annual meeting at which the Stockholder Nominee will be nominated. In addition, no later than the final date when a Proxy Access Notice pursuant to this Section 8 may be timely delivered to the Secretary, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder must provide to the Secretary of the Corporation documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds included within the Qualifying Fund satisfy the definition thereof. In order to be considered timely, any information required by this Section 8 to be provided to the Corporation must be further updated and supplemented (through receipt by the Secretary) if necessary so that the information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and the Secretary must receive, at the principal executive offices of the Corporation, such update and supplement not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof. (G) The Eligible Stockholder may provide to the Secretary, at the time the information required by this Section 8 is originally provided, a single written statement for inclusion in the Corporation’s proxy statement for the annual meeting, not to exceed five hundred (500) words per Stockholder Nominee, in support of the candidacy of each such Eligible Stockholder’s Stockholder Nominee(s) (the “Statement”). Notwithstanding anything to the contrary contained in this Section 8, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, directly or indirectly without factual foundation impugns the character, integrity or personal reputation of or makes charges concerning improper, illegal or immoral conduct or associations with respect to any person or would violate any applicable law or regulation. (H) No later than the final date when a Proxy Access Notice pursuant to this Section 8 may be timely delivered to the Secretary, each Stockholder Nominee must: (1) provide an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the Corporation -11-

reasonably promptly upon written request of a stockholder), that such Stockholder Nominee: (a) consents to being named in the Corporation’s proxy statement and form of proxy card (and will not agree to be named in any other person’s proxy statement or form of proxy card with respect to the Corporation) as a nominee and to serving as a director of the Corporation if elected; (b) agrees to promptly provide to the Corporation such other information as the Corporation may reasonably request; (c) agrees, if elected, to adhere to the Corporate Governance Guidelines of the Corporation, as amended from time to time (the “Corporate Governance Guidelines”) and Code of Business Conduct and any other publicly available Corporation policies and guidelines applicable to directors; and (d) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with his or her nomination, service or action as a director of the Corporation, or any agreement, arrangement or understanding with any person or entity as to how the Stockholder Nominee would vote or act on any issue or question as a director, in each case that has not been disclosed to the Corporation; (2) complete, sign and submit all questionnaires, representations and agreements required by these Bylaws or of the Corporation’s directors generally; and (3) provide such additional information as necessary to permit the Board of Directors to determine if any of the matters referred to in subsection (J) below apply and to determine if such Stockholder Nominee: (a) is independent under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors; (b) has any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s Corporate Governance Guidelines; (c) would, by serving on the Board of Directors, violate or cause the Corporation to be in violation of these Bylaws, the Corporation’s Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed or any applicable law, rule or regulation; and -12-

(d) is or has been subject to any event specified in Item 401(f) of Regulation S-K (or successor rule) of the Securities and Exchange Commission. In the event that any information or communications provided by the Eligible Stockholder (or any Constituent Holder) or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood for the avoidance of doubt that providing any such notification shall not be deemed to cure any such defect or limit the remedies (including without limitation under these Bylaws) available to the Corporation relating to any such defect. (I) Any Stockholder Nominee who is included in the Corporation’s proxy statement for a particular annual meeting of stockholders but withdraws from or becomes ineligible or unavailable for election at that annual meeting (other than by reason of such Stockholder Nominee’s disability or other health reason) will be ineligible to be a Stockholder Nominee pursuant to this Section 8 for the next two annual meetings. Any Stockholder Nominee who is included in the Corporation’s proxy statement for a particular annual meeting of stockholders, but subsequently is determined not to satisfy the eligibility requirements of this Section 8 or any other provision of these Bylaws, the Corporation’s Certificate of Incorporation or any applicable regulation any time before the annual meeting of stockholders, will not be eligible for election at the relevant annual meeting of stockholders. (J) The Corporation shall not be required to include, pursuant to Section 8 of this Article II, a Stockholder Nominee in its proxy materials for any annual meeting of stockholders, or, if the proxy statement already has been filed, to allow the nomination of (or vote with respect to) a Stockholder Nominee (and may declare such nomination ineligible), notwithstanding that proxies in respect of such vote may have been received by the Corporation: (1) who is not independent under the listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, who is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule) or who is not an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision), in each case as determined by the Board of Directors; (2) whose service as a member of the Board of Directors would violate or cause the Corporation to be in violation of these Bylaws, the Corporation’s Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the Corporation is traded, or any applicable law, rule or regulation; -13-

(3) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, or who is a subject of a pending criminal proceeding, has been convicted in a criminal proceeding within the past ten (10) years or is subject to an order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act; (4) if the Eligible Stockholder (or any Constituent Holder) or applicable Stockholder Nominee otherwise breaches or fails to comply in any material respect with its obligations pursuant to Section 8 of this Article II or any agreement, representation or undertaking required by this Section; or (5) if the Eligible Stockholder ceases to be an Eligible Stockholder for any reason, including but not limited to not owning the Proxy Access Request Required Shares through the date of the applicable annual meeting. Any proposed Stockholder Nominee shall furnish any information, in addition to that required above, to the Corporation as it may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Section 8.Section 9. Procedure for Election of Directors; Required Vote. (A) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws (including with respect to the removal of directors), (1) directors of the Corporation shall be elected in the manner described in subsections (B) and (C) below, and (2) with respect to all matters other than the election of directors, the affirmative votes of a majority of the voting power of the shares present or in person or represented by proxy at a meeting and entitled to vote on a matter presented to the meeting and voting in favor of or against the matter presented shall be required for, and sufficient to constitute, the act of the stockholders on such matter. (B) Subject to the rights (if any) of the holders of any series of preferred stock to elect directors from time to time as provided by the Certificate of Incorporation or any certificate of designation, and except as set forth in subsection (C) below, each director to be elected by stockholders after the effective date of these Bylaws shall be elected by the vote of the majority of the votes cast at a meeting for the election of directors at which a quorum is present. For purposes of these Bylaws, “majority of votes cast” shall mean that the number of votes cast “for” a director’s election exceeds the number of votes “withheld” or “against.” Votes cast shall exclude “abstentions” and any “broker non- votes” with respect to that director’s election. (C) In the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at a meeting for the election of directors at which a quorum is present. For the purposes of these Bylaws, a “contested election” shall mean any election of directors in which the number of candidates for election as director exceeds the number of directors to be elected, with the determination that an election of directors is a “contested election” to be made by the Secretary within thirty -14-

(30) days following the close of the applicable notice of nomination period set forth in Section 7,Section 8 of this Article II, based on whether one or more notices of nomination were timely filed in accordance with said Section 7 (provided that, and, to the extent one or more notices of nomination were timely filed in accordance with Section 7 of this Article II, within thirty (30) days following the close of the applicable notice of nomination period set forth in said Section 7; provided that, in each case, the Secretary also shall be able to consider such other facts and circumstances as may be reasonably relevant to the determination that an election of directors is a “contested election,” and provided further that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity).. If, prior to the time the Corporation mails or otherwise delivers its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, and in such event, directors shall be elected in accordance with subsection (B) above. Section 9.Section 10. Inspectors of Election; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternative inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law. The Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting. Section 10.Section 11. Record Date for Action by Written Consent. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having -15-

custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. Section 11.Section 12. Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 10 ofSection 11of this Article II, to the Corporation of the requisite written consent or consents to take corporate action and/or related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 10 ofSection 11of this Article II represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 11Section 12 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation). Section 12.Section 13. Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated written consent was received in accordance with Section 10 ofSection 11of this Article II, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 10Section 11 of this Article II. Article III DIRECTORS Section 1. Management. The business and affairs of the Corporation shall be managed by its Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings. Section 2. Number; Election. The number of directors which shall constitute the whole Board of Directors shall be seven (7); provided, however, that the number of directors which shall constitute the whole Board of Directors may be changed from time to time pursuant to adetermined by resolution adopted by a majority of the total number of authorized directors -16-

(whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Section 3. Change in Number. The number of directors may be increased or decreased from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. Section 4. Removal. Any director may be removed, with or without cause, at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the shares represented in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of the intention to act upon such matters shall have been given in the notice calling such meeting. Section 5. Vacancies and Newly Created Directorships. Vacancies and newly- created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or until his earlier resignation or removal. If at any time there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies. Section 6. Election of Directors; Cumulative Voting Prohibited. At every election of directors, each stockholder shall have the right to vote in person or by proxy or, if authorized by the Board of Directors, by electronic transmission, the number of voting shares owned by such stockholder for as many persons as there are directors to be elected and for whose election such stockholder has a right to vote. Cumulative voting shall be prohibited. Section 7. Place of Meetings. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware, or, at the sole discretion of the Board of Directors, any of such meetings may not be held at any designated place, but may instead be held solely by means of telephone conference or other communications equipment pursuant to Section 12 of this Article III. Section 8. First Meetings. The first meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed. Section 9. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors, or, at the sole discretion of the Board of Directors, any of such meetings may not be -17-

held a any designated place, but may instead be held solely by means of telephone conference or other communications equipment pursuant to Section 12 of this Article III. Section 10. Special Meetings. Special meetings of the Board of Directors may be called by the President on twenty-four (24) hours’ notice to each director, if by electronic transmission or hand delivery, or on three (3) days’ notice to each director, if by mail, telegram or cablegram. Special meetings may be called in like manner and on like notice on the written request of any one of the directors. Except as may be otherwise expressly provided by statute, the Certificate of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice. Section 11. Quorum. At all meetings of the Board of Directors, the presence of a majority of the directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, or the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Section 12. Action Without Meeting; Telephone Meetings. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and/or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee, as the case may be. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person’s participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Section 13. Chairman of the Board. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to him. Section 14. Compensation. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. -18-

Article IV COMMITTEES Section 1. Designation. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees. Section 2. Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director. Section 3. Authority. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Certificate of Incorporation or these Bylaws. Section 4. Committee Changes; Removal. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause. Section 5. Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. Section 6. Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof or, at the sole discretion of the committee, any of such may not be held at any designated place, but may instead be held solely by means of telephone conference or other communications equipment pursuant to the provisions of Section 12 of Article III hereof. Section 7. Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place, if any, of such special meeting, to be given to each committee member at least (i) twenty-four (24) hours before such special meeting if notice is given by electronic transmission or hand delivery or (ii) at least three days before such special meeting if notice is given by mail, telegram or cablegram. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting. Section 8. Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of -19-

the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation or these Bylaws. Section 9. Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation. Section 10. Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary. Section 11. Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law. Article V NOTICES Section 1. Method. Whenever by statute, the Certificate of Incorporation or these Bylaws, notice is required to be given to any committee member, director or stockholder and no provision is made as to how such notice shall be given, any such notice shall be in writing and may be given (a) by hand delivery, (b) by mail, postage prepaid, addressed to such committee member, director, or stockholder at his, her or its address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (c) by any other method permitted by law, including, but not limited to, overnight courier service, telegram, cablegram or, to the extent permitted by the provisions of the General Corporation Law of the State of Delaware, electronic transmission; provided, however, that any notice given to a stockholder by electronic transmission must be given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram or cablegram shall be deemed to be given at the time transmitted with all charges prepaid and addressed as aforesaid. Any notice given by electronic transmission shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the committee member, director or stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the committee member, director or stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the committee member, director or stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the committee member, director or stockholder. Notice given by any other method not described -20-

above shall only be deemed to have been given when actually received by the person or entity to whom such notice is intended to be given. Section 2. Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Section 3. Exception to Notice Requirement. The giving of any notice required under any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. Article VI OFFICERS Section 1. Officers. The officers of the Corporation shall be elected by the directors and shall be a President, a Vice President, a Secretary, and a Treasurer. The Board of Directors may also choose a Chairman of the Board, additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person, except that no person shall be both the President and the Secretary. Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Section 3. Compensation. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors. Section 4. Removal and Vacancies. Each officer of the Corporation shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without -21-

cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Section 5. President. The President shall be the chief executive officer of the Corporation. He shall preside at all meetings of the stockholders and the Board of Directors unless the Board of Directors shall elect a Chairman of the Board, in which event the President shall preside at Board meetings in the absence of the Chairman of the Board. The President shall have general and active management of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board of Directors shall prescribe. Section 6. Vice Presidents. In the absence of the President or in the event of his inability to refusal to act, the Vice President (or in the event there is more than one Vice President, the vice presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Each Vice President shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him. Section 7. Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. Section 8. Assistant Secretaries. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate. Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe. If required by the Board of Directors, -22-

he shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. Section 10. Assistant Treasurers. Each Assistant Treasurer shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe. Article VII CAPITAL STOCK Section 1. Shares of Stock. The shares of capital stock of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the capital stock of the Corporation shall be uncertificated shares. Any such resolution or resolutions shall not apply to any such shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation or its transfer agent or reported lost, stolen or destroyed pursuant to Section 3 of this Article VII. A record of all shares of capital stock issued by the Corporation shall be kept by the Secretary or any other officer or employee of the Corporation designated by the Secretary or by any transfer clerk or transfer agent appointed by the Corporation. Such record shall show the name and address of the registered holder of shares of capital stock; the number and class of such shares held by the registered holder; the numbers of the certificates covering such shares, if certificated; the date of each such certificate; the par value of such shares or a statement that such shares are without par value; and in the case of certificates that have been cancelled, the dates of cancellation thereof. Certificates for shares of capital stock shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the Corporation shall send to the registered owner thereof (i) a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series as well as any legends authorized by the Board of Directors pursuant to Section 2 of this Article VII or (ii) a statement that the Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, and any legends authorized by the Board of Directors. Section 2. Legends. The Board of Directors shall have the power and authority to provide that uncertificated shares and certificates representing shares of stock shall be subject to such legends as the Board of Directors shall authorize, including, without limitation, such -23-

legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law. If shares of stock are represented by a certificate, such certificate shall bear all applicable legends. Section 3. Lost Certificates. The Corporation may issue a new certificate or uncertificated shares in place of any certificate for shares of capital stock theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance of any new certificate or uncertificated shares, may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall specify and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed. Section 4. Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon the receipt of proper transfer instructions from the registered owners of uncertificated shares, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old shares, and record the transaction upon its books. Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof for any and all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law. Article VIII GENERAL PROVISIONS Section 1. Dividends. The directors, subject to any restrictions contained in the Certificate of Incorporation, may declare dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of Delaware and the Certificate of Incorporation. Section 2. Reserves. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as -24-

the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors. Section 5. Seal. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Section 6. Indemnification. The Corporation shall indemnify its directors, officers, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware and the Certificate of the Incorporation. Section 7. Transactions with Directors and Officers. No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in such contract, transaction or other act, or are directors or officers of such other corporation. Any director of the Corporation, individually, or any firm or corporation of which any such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that the director, individually, or the firm or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any annual meeting or at any special meeting, called for that purpose, of the Board of Directors at which action upon any contract or transaction shall be taken. Any director of the Corporation who is so interested may be counted in determining the existence of a quorum at any such annual or special meeting of the Board of Directors which authorizes such contract or transaction, any may vote thereat to authorize such contract or transaction with like force and effect as if he were not such director or officer of such other corporation or not so interested. Every director of the Corporation is hereby relieved from any disability which might otherwise prevent him from carrying out transactions with or contracting with the Corporation for the benefit of himself or any firm, corporation, trust or organization in which or with which he may be in anywise interested or connected. Section 8. Amendments. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or the Board of Directors, at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new Bylaws be contained in the notice of such special meeting, or by written consent of the Board of Directors or the stockholders without a meeting. -25-

Section 9. Table of Contents; Headings. The Table of Contents and headings used in these Bylaws have been inserted for convenience only and do not constitute matters to be construed in interpretation. -26-